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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of earliest event reported: January 4, 1999



                              ARGO-TECH CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                                  333-38223                            31-1521125
---------------                        ------------------------             --------------------
(State or other                        (Commission File Number)             (IRS Employer
 jurisdiction of                                                             Identification No.)
 incorporation)



     23555 Euclid Avenue,  Cleveland, Ohio                       44117-1795
------------------------------------------------                --------------
     (Address of principal executive offices)                    (ZIP Code)



Registrant's telephone number, including area code:              (216) 692-6000



The Exhibit Index appears on sequential page 3.


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                              ARGO-TECH CORPORATION

FORM 8-K

         Item 1.  Changes in Control of the Registrant

         The Company is a wholly owned subsidiary of AT Holdings Corporation ("Holdings") which owns 3,000 shares, or 100% of the Company's outstanding common stock, par value of $.01 per share. On December 17, 1998, Holdings and AT Holdings, LLC ("AT LLC"), Holdings' majority stockholder, entered into a Stock Purchase Agreement whereby Holdings would repurchase (the "Stock Repurchase") 639,510 shares of Holdings' common stock held by AT LLC for a purchase price of $79,590,000 on January 4, 1999. The purchase price was financed on December 17, 1998 through the placement of $55 million in debt securities of the Company by Chase Securities Inc. and the issuance by Holdings of 30,000 shares of its Cumulative Exchangeable Redeemable Preferred Stock to Chase Venture Capital Associates, L.P. ("CVCA"). The Stock Repurchase was consummated on January 4, 1999.

         After giving effect to the Stock Repurchase, the Company's management and its Employee Stock Ownership Plan (the "ESOP") hold approximately 71.5% of the outstanding shares of Holdings' common stock. AT LLC and YC International, Inc., which are each controlled by Mr. Masashi Yamada, hold approximately 12.2% of the outstanding shares of Holdings' common stock. The remaining 16.3% of the outstanding shares of Holdings' common stock is held by Sunhorizon International, Inc.

         On December 17, 1998, all of the holders of Holdings common and preferred stock, with the exception of the ESOP, entered into the 1998 AT Holdings Corporation Stockholders Agreement (the "1998 Agreement"). The 1998 Agreement terminates and replaces the 1994 AT Holdings Corporation Stockholders Agreement, as amended, which is filed as Exhibits 10.12, 10.13 and 10.14 to the Company's registration statement on Form S-1, File No. 333-38223. The 1998 Agreement provides (i) management the right to nominate a majority of the Board of Directors of Holdings, (ii) Mr. Yamada the right to nominate a minority of the Holdings' Board and (iii) CVCA the right to designate one non-voting representative to attend all Board and Board committee meetings. The Company is not a party to the 1998 Agreement.

         Item 6.  Exhibits.


         4.4 First Supplemental Indenture, dated December 17, 1998 between the Company, the Subsidiary Guarantors named therein and Harris Trust and Savings Bank, as Trustee.

         4.5 Indenture, dated December 17, 1998, between the Company, the Subsidiary Guarantors named therein and Harris Trust and Savings Bank, as Trustee.

         4.6 Exchange and Registration Rights Agreement, dated December 17, 1998 between the Company, the Subsidiary Guarantors named therein and Chase Securities Inc.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ARGO-TECH CORPORATION
                                              (Registrant)



                                         By: /s/ Paul R. Keen
                                            ------------------------------------
                                             Paul R. Keen
                                             Vice President, General Counsel and
                                             Secretary


Date:  January 14, 1999


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


                                  EXHIBIT INDEX



Exhibit No.                    Description of Exhibit
-----------              ----------------------------------

4.4 First Supplemental Indenture, dated December 17, 1998 between the Company, the Subsidiary Guarantors named therein and Harris Trust and Savings Bank, as Trustee.

4.5 Indenture, dated December 17, 1998, between the Company, the Subsidiary Guarantors named therein and Harris Trust and Savings Bank, as Trustee.

4.6 Exchange and Registration Rights Agreement, dated December 17, 1998 between the Company, the Subsidiary Guarantors named therein and Chase Securities Inc.




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